Filed Pursuant to Rule 497(a)

Registration No. 333-228720

Rule 482ad

[TEXT OF COMMUNICATION SENT VIA BLOOMBERG]

launched: $50mm @ 4.25% Yield to Call (103.639 + accrued)

pricing shortly

Gladstone Capital Corporation: Add-on to 5.125% Notes due Jan 31, 2026
Issuer:	Gladstone Capital Corporation (“GLAD”)

Offered Security:	Add-on to 5.125% Notes due Jan 31, 2026

Format:	SEC Registered

Expected Rating:	A- (Egan-Jones)*

Offered Principal Amount:	$25mm+

Original Principal Amount:	$100mm

Maturity:	Jan 31, 2026

Opt Redemption:	Make Whole Call, Par Call 10/31/2025

Use of Proceeds:	Repayment of outstanding debt under Credit Facility, new investments, gcp

Sole Bookrunner:	Raymond James

Denoms:	$2,000 x $1,000

Settlement:	T+3 (Mar 10, 2021)

CUSIP:	376535AC4

IPT:	4.25% area (Yield to Call)

Pricing:	Today’s business

Preliminary Pro Supp:	https://www.sec.gov/Archives/edgar/data/1143513/000119312521070614/d149380d424b2.htm

*Note: A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time. Each rating agency has its own methodology for assigning ratings and, accordingly, each rating should be evaluated independently of any other rating.

Investors are advised to carefully consider the investment objective, risks, charges and expenses of GLAD before investing. The preliminary prospectus supplement dated March 5, 2021, together with an accompanying prospectus, which have been filed with the Securities and Exchange Commission, contain this and other information about GLAD and should be read carefully before investing. The information in the preliminary prospectus supplement and the accompanying prospectus, and in this announcement is not complete and may be changed.

The preliminary prospectus supplement, the accompanying prospectus and this announcement do not constitute offers to sell or the solicitation of offers to buy nor will there be any sale of the securities referred to in this announcement in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction.

A SHELF REGISTRATION STATEMENT RELATING TO THESE SECURITIES IS ON FILE WITH AND HAS BEEN DECLARED EFFECTIVE BY THE U.S. SECURITIES AND EXCHANGE COMMISSION (SEC). THE OFFERING MAY BE MADE ONLY BY MEANS OF A PROSPECTUS SUPPLEMENT AND AN ACCOMPANYING PROSPECTUS. YOU MAY GET THESE DOCUMENTS, AS WELL AS THE FINAL PROSPECTUS, PROSPECTUS SUPPLEMENT OR PRICING SUPPLEMENT (WHEN COMPLETED), AS APPLICABLE (SUCH PRELIMINARY AND FINAL DOCUMENTATION TOGETHER THE OFFERING DOCUMENTATION) FOR FREE BY SEARCHING THE SEC ONLINE DATABASE AT: WWW.SEC.GOV. ALTERNATIVELY, YOU MAY OBTAIN A COPY OF THE OFFERING DOCUMENTATION FROM RAYMOND JAMES & ASSOCIATES, INC., 880 CARILLON PARKWAY, ST. PETERSBURG, FLORIDA 33716.

ANY DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR AFTER THIS MESSAGE ARE NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED. SUCH DISCLAIMERS OR OTHER NOTICES WERE AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION BEING SENT VIA BLOOMBERG OR OTHER EMAIL SYSTEM.

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